United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 2, 2026

Date of Report (Date of earliest event reported)

Aeon Acquisition I Corp.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-43321	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 West Flagler Street, Suite 900 Miami, FL	33130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +1 (877) 787-1880

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one redeemable warrant to purchase one Class A Ordinary Share, and one right to receive one-fourth (1/4) of one Class A Ordinary Share	AESPU	The NASDAQ Stock Market LLC
Class A Ordinary Shares, par value $0.0001 per share	AESP	The NASDAQ Stock Market LLC
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share, $0.0001 par value, at an exercise price of $11.50	AESPW	The NASDAQ Stock Market LLC
Rights to receive one-fourth (1/4) of one Class A Ordinary Shares	AESPR	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 2, 2026, the registration statement (File No. 333-294963) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Aeon Acquisition I Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated June 2, 2026, by and between the Company, Chardan Capital Markets, LLC and D. Boral Capital LLC (“D. Boral”);

●	Amended and Restated Memorandum and Articles of Association;

●	A Rights Agency Agreement, dated June 2, 2026, by and between the Company and Odyssey Transfer and Trust Company;

●	Warrant Agreement, dated June 2, 2026, by and between the Company and Odyssey Transfer and Trust Company;

●	Letter Agreement, dated June 2, 2026, by and between the Company, the Company’s officers, directors, shareholders and Aeon Acquisition Partners I LLC;

●	An Investment Management Trust Agreement, dated June 2, 2026, by and between Odyssey Transfer and Trust Company and the Company;

●	A Registration Rights Agreement, dated June 2, 2026, by and among the Company and the initial shareholders of the Company;

●	A Private Placement Units and Restricted Share Purchase Agreement, dated June 2, 2026, by and between the Company and Aeon Acquisition Partners I LLC;

●	Indemnity Agreement, dated June 2, 2026, by and between the Company, the Company’s officers, directors, shareholders and Aeon Acquisition Partners I LLC;

On June 4, 2026, the Company consummated the IPO of 12,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share (“Ordinary Share”), one redeemable warrant (“Warrant”) to purchase one Ordinary Share at a price of $11.50 per share subject to certain adjustments, and one right (“Right”) to receive one-fourth (1/4) of one Ordinary Share upon consummation of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $125,000,000.

On June 5, 2026, the underwriters fully exercised their over-allotment option to purchase 1,875,000 additional Units (the “OA Option”), at a price of $10.00 per Unit, generating additional gross proceeds to the Company of $18,750,000. Following the full exercise of the OA Option, an aggregate of 14,375,000 Units have been sold for the IPO.

As of June 8, 2026, a total of $143,750,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of June 8, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with Aeon Acquisition Partners I LLC, the Company’s sponsor (the “Sponsor”), of 262,500 private units (the “Private Placement Units”) at a price of $10.00 per Private Unit and 590,625 Ordinary Shares (the “Restricted Shares”), generating total proceeds of $2,625,000.

The Private Placement Units are identical to the Units sold in the IPO. Additionally, the Sponsor agreed not to transfer, assign or sell any of the Private Placement Units, Restricted Shares or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. The Sponsor was granted certain demand and piggyback registration rights in connection with the purchase of the Private Placement Units and the Restricted Shares.

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The Private Placement Units and Restricted Shares were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 2, 2026, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles of Association, as described in the Registration Statement, with the Registrar of Companies of the Cayman Islands.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 2, 2026, by and between the Company, Chardan Capital Markets, LLC and D. Boral Capital LLC.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated June 2, 2026, by and between Odyssey Transfer and Trust Company and the Company.

4.2	Rights Agency Agreement, dated June 2, 2026, by and between Odyssey Transfer and Trust Company and the Company.

10.1	Letter Agreement, dated June 2, 2026, by and between the Company, the Company’s officers, directors, shareholders and Aeon Acquisition Partners I LLC.

10.2	Investment Management Trust Agreement, dated June 2, 2026, by and between Odyssey Transfer and Trust Company and the Company.

10.3	A Registration Rights Agreement, dated June 2, 2026, by and among the Company and the initial shareholders of the Company.

10.4	A Private Placement Unit Purchase Agreement, dated June 2, 2026, by and between the Company and Aeon Acquisition Partners I LLC.

10.5	Indemnity Agreement, dated June 2, 2026, by and between the Company’s officers, directors, shareholders and the Company;

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2026

Aeon Acquisition I. Corp.

By:	/s/ Demetrios Mallios
Name:	Demetrios Mallios
Title:	Chief Executive Officer

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